UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: OCTOBER 16, 2003
                        (Date of earliest event reported)



                            FAUQUIER BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)




          VIRGINIA                     2-25805                   54-1288193
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)




                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700
     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)




         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit
         -------

         99    Fauquier Bankshares, Inc. press release dated October 16, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 16, 2003, Fauquier Bankshares, Inc. ("Bankshares") issued a press release commenting on third quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FAUQUIER BANKSHARES, INC.
                                                      (REGISTRANT)

                                               /s/  Eric P. Graap
                                               -------------------------
                                               Senior Vice President and
                                               Chief Financial Officer

Date: October 17, 2003

                                  EXHIBIT INDEX

Exhibit Number     Exhibit Description
--------------     -------------------

     99            Fauquier Bankshares, Inc. press release dated October 16,
                   2003